SunAmerica Strategic Investment Series, Inc.(R)
SunAmerica Biotech/Health 30 Fund
Supplement to the Prospectus dated February 28, 2000


     Under the section entitled "ADDITIONAL INVESTOR SERVICES" on page 16 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

      Make sure you have at least $5,000 worth of shares in your account.

      Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

      Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.


Dated:  October 26, 2000